Supplement dated June 1, 2026
to the following statutory prospectus(es):
BOA America's FUTURE Annuity II, Nationwide Destination All American, Compass All American Gold, Key All American Gold, BOA Achiever Annuity, BOA Future Venue Annuity, Nationwide Destination C and BOA Elite Venue Annuity dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2026, in Appendix A: Investment Options Available Under the Contract, the value in the Current Expenses cell for the following underlying mutual fund(s) is deleted and replaced as follows:
Underlying Mutual Fund	Current Expenses
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B	1.17%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A	0.60%*
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class B	0.85%*
PROS-1181